Exhibit 99.2

Consolidated financial statements of
Variperm Holdings Ltd.

September 30, 2023 and 2022

Variperm Holdings Ltd.
Consolidated balance sheets
As at September 30, 2023 and December 31, 2022

(Unaudited)

Variperm Holdings Ltd.
Consolidated statements of earnings and retained earnings
Periods ended September 30, 2023 and 2022

(Unaudited)

Variperm Holdings Ltd.
Consolidated statements of cash flows
Periods ended September 30, 2023 and 2022

(Unaudited)

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
Variperm Holdings Ltd. (the "Company") was established as a Canadian corporation incorporated under the Business Corporations Act of Alberta on January 20, 2014. The Company, through its wholly owned subsidiaries, Variperm Energy Services Inc., 2357835 Alberta Ltd., and Pacific Perforating Inc., provides sand control and related downhole products and services to the oilfield and agricultural industries in Western Canada as well as California, USA.
1.    Accounting policies
Basis of presentation
The consolidated financial statements have been prepared in accordance with accounting standards for private enterprises ("ASPE") in Canada and include the consolidated financial position, results of operations, and cash flows of the Company and its wholly owned subsidiaries. All intercompany balances, transactions and profits have been eliminated.
Principles of consolidation
The consolidated financial statements comprise the accounts of the Company and its subsidiaries.
The Company’s subsidiaries are those entities over which the Company has control and has the right and ability to obtain future economic benefits, and is exposed to the related risks. Control is the continuing power to determine the strategic operating, investing and financing policies of the other entity without the co-operation of others, and may be achieved through voting rights, contractual rights, potential voting rights or a combination thereof.
Use of estimates
The preparation of financial statements in conformity with ASPE requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Key components of the consolidated financial statements requiring management to make estimates include the net realizable value of inventories, the useful life of long-lived assets, the potential impairment of goodwill and indefinite-life intangible assets, income taxes, the fair value of certain financial instruments and liabilities under legal contingencies. Actual results could differ from these estimates.
Financial instruments
The Company's financial instruments recognized in the balance sheet consists of accounts receivable, short-term borrowings, accounts payable and accrued liabilities, and amounts due to Variperm Energy Services Partnership, a shareholder of the Company. Financial instruments are recorded at fair value when acquired or issued. All other financial instruments are reported at amortized cost, and tested for impairment when there are indications of possible impairment. A previously recognized impairment loss may be reversed to a maximum of the original impairment. The amount of the write-down and any subsequent reversal is recognized in income in the period realized. Transaction costs on the acquisition, sale, or issue of financial instruments which are subsequently measured at fair value, are expensed when incurred. Transaction costs on the acquisition, sale or issue of all other financial instruments are added to or netted with the cost and are recognized straight-line over the expected life of the instrument.
Cash and cash equivalents
Cash and cash equivalents consist of cash on deposit in banks, cash on hand and borrowings of a short-term nature through revolving bank facilities.

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
1.    Accounting policies (continued)
Inventories
Inventories are valued at the lower of cost and market. Work in progress cost consists of direct material and labour. Direct material cost is determined on a first-in, first-out basis. Market is defined as net realizable value.
Property and equipment
Property and equipment are recorded at cost. Repairs and maintenance expenditures that do not extend the useful life or improve the efficiency of the asset are expensed. Depreciation is provided by the Company at rates determined to depreciate the cost of the assets over their estimated useful lives as follows:

Equipment	10 years straight line
Rental tools	20 years straight line
Automative	5 years straight line
Office equipment	5 years straight line
Leasehold improvements	Over the term of the lease

Intangible assets
Intangible assets are trade names and are recorded at cost, which have an indefinite life and therefore are not amortized.
Goodwill
The excess cost of assets acquired over the fair value of the identifiable assets acquired is recorded as goodwill. The value of goodwill of individual reporting units is assessed when events occur which indicate that there may have been impairment in the value. Goodwill is assessed by comparing the fair value of a reporting unit to the carrying value of its net assets. Where carrying value exceeds fair value, the carrying value is written down to equal fair value. Fair value of a reporting unit is determined by reference to discounted cash flow estimates, or other methods such as reference to recent market transactions involving similar assets.
Long-lived assets
When events indicate that a decrease in the net recoverable value of long-lived assets, which include property and equipment and intangible assets, may have occurred, management assesses the carrying value for indications of impairment. Impairment is tested by comparing the carrying value of the asset to its net recoverable value, the carrying value is written down to equal net recoverable value. The net recoverable value is determined by reference to cash flow estimates. There is no impairment for the period ended September 30, 2023 or year ended December 31, 2022.
Income taxes
The Company uses the future tax method of accounting for income taxes. Under this method, temporary differences arising between the tax basis of an asset or liabilities and its carrying amount on the balance sheet are used to calculate the future income tax liabilities or assets. Future income tax liabilities or assets are calculated using tax rates anticipated to apply in the periods that the temporary differences are expected to reverse.

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
1.    Accounting policies (continued)
Revenue recognition
Revenue from slotting, seaming, wire-wrap, punch screen, flow control and machining is recognized when the service or product is complete and control is transferred to the customer where contractual arrangements permit, otherwise recognition occurs when products are shipped. All revenues are recognized only when evidence of an arrangement exists, the sales price is fixed or determinable and collectability is reasonably assured.
Any advance payment that the Company receives for products that are to be delivered in the future is deferred on the balance sheet until such time that the product is completed and shipped.
Stock-based compensation
The Company has a stock-based compensation plan described in Note 9. The fair value method of accounting is applied for awards and options awarded to directors, officers, employees and providers of service. Compensation is recorded based on the estimated fair value of the option on the grant date. Consideration paid on the exercise of options is recorded as contributed capital. Forfeitures are accounted for as an adjustment to expense when incurred.
Foreign currency translation
The consolidated financial statements of the Company are reported in Canadian dollars. One of the Company’s subsidiaries uses the US dollar as their measurement currency which is translated into Canadian dollars on consolidation using the temporal method. The subsidiary is considered to be a fully integrated foreign operation. Monetary assets and liabilities denominated in foreign currencies are translated to Canadian dollars at the exchange rate prevailing at the consolidated balance sheet date. Non-monetary items are translated at the exchange rate prevailing on the transaction date. Income and expenses are translated at the average exchange rate prevailing during the period in which the transactions take place. Unrealized gains and losses arising from foreign currency translation are included in the consolidated statements of earnings and retained earnings.
Employee benefit plan
The Company has a defined contribution RRSP plan that all employees can participate in. Employer contributions to the plan are expensed as employees earn the entitlement and contributions are made. Under the plan, the Company matches individual contributions up to a specified percentage of employee's compensation. The total expense under the defined contribution plan was $367,032 ($259,024 in 2022).

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
2.    Prepaid expenses and deposits
3.    Inventories
4.    Property and equipment

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
4.    Property and equipment (continued)
Assets under construction include equipment purchased but not yet installed or put into operation at period end.
5.    Intangible assets
6.    Short-term borrowings
The Company has available an operating loan facility authorized to $30,000,000 CAD or $23,814,589 USD, in the form of a demand revolving loan which bears interest at prime plus 0.60% and US base rate plus 0.60% respectively. The prime rate ranged from 6.45% to 7.2% in 2023 and 2.45% to 6.45% in 2022. The US base rate ranged from 7.5% to 8.5% in 2023 and 3.25% to 7.5% in 2022. The amounts drawn are in CAD and USD and are repayable in that currency. The facility matures on September 30, 2024. The Company was in compliance with all covenants and conditions throughout September 30, 2023 and December 31, 2022.
7.    Future income taxes
At period-end, the future tax liability relates to higher accounting carrying values for property and equipment than tax values. The difference is due to different rates of depreciation allowed for tax than are used for accounting.

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
8.    Share capital
Authorized
Unlimited Common Shares, issuable in series.
Issued
Any distributions, either by way of dividend or return of capital, are recorded when declared and approved by the Board of Directors. During the 2023 period, a dividend of $2,872,430 ($nil in 2022) was paid on the class A common shares.
The Company has established a stock option plan for directors, officers and key employees. The Board of Directors may periodically designate which directors, officers and employees of the Company are to be granted options. The terms and conditions are determined by the Board of Directors and are issued with the exercise price being equal to estimated fair value of the Company’s units at the time of issue, expire 10 years from the issue date and vest over 4 years.
Details of the option agreements outstanding are as follows:
During the period, no options were granted to employees (44,500 in 2022) and no (nil in 2022) options were forfeited. Compensation costs of $149,204 ($249,500 in 2022) determined using the fair value method were charged to net earnings in the current period. Assumptions under the fair value method for the period were a risk free rate between 1.10% and 2.18%, expected life of the options of 10 years, a 0% forfeiture rate, a volatility rate of 46% - 59% and no expected dividends. The Company recognizes compensation costs on a straight-line basis.

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
8.    Share capital (continued)
Changes to contributed surplus relating to these costs are as follows:
On September 1, 2021 the Company granted two employees stock awards. A total of 17,500 Class C common shares were awarded to these employees, which will vest over four years. On each anniversary of the agreement, providing that the employees still work for the Company, 4,375 shares will be issued. During the 2023 period, 4,375 (4,375 in 2022) of these stock awards were issued with a value of $46,900 ($46,900 in 2022). Dividends on these stock awards paid during the 2023 period were $7,494 ($14,989 in 2022).
Included in the stock based compensation expense on the face of the income statement is the expense for both the stock options of $149,204 ($249,500 in 2022), and the stock awards of $46,900 ($46,900 in 2022).
9.    Commitments and contingencies
1.The Company has various operating lease commitments with minimum payments of:
$563,457 for 2023 balance of year, $2,065,503 in 2024, $1,497,979 in 2025, $656,705 in 2026, and $20,000 in 2027.
2.The Company, through performance of its services and product sales obligations, is sometimes named as a defendant in litigation. The Company maintains a level of insurance coverage deemed appropriate by management and for matters for which insurance coverage can be maintained. The Company has no outstanding claims having a potentially material adverse effect on the Company as a whole.
10.    Risk management activities
The Company is exposed to financial risks that are managed as follows:
Credit risk
Accounts receivable include balances from a large number of customers. The Company assesses the credit worthiness of its customers on an on-going basis as well as monitoring the amount and age of balances outstanding. Accordingly, the Company views the credit risk associated with these amounts as normal for the industry. Primarily all of the Company’s trade receivables are from customers in or related to the oil and gas industry. At period end, one customer
(four in 2022) accounted for 23% (55% in 2022) of trade accounts receivable. Allowance for doubtful accounts as at September 30, 2023 is $nil ($nil at December 31, 2022).

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
10.    Risk management activities (continued)
Interest rate risk
Interest rate risk refers to the consequences of interest rate changes on the Company’s cash flow, financial position and earnings. The risk relates primarily to the Company’s operating facility at floating rates of interest. Management monitors interest rate trends and will fix rates or enter into hedging transactions as deemed necessary. No derivative financial instruments for hedging purposes are outstanding at period end. At period end, the operating facility was undrawn.
Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. Cash flow from operations provides a substantial portion of the Company’s cash requirements. Additional cash requirements are met with the use of the available credit facilities. The available credit facility provides flexibility in the short-term to meet operational needs and bridge long-term financing.
Currency risk
Currency risk is the risk that the future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company has currency risk relating to purchases and sales of product in foreign currencies. Management monitors the prevailing exchange rates and has the ability to enter into derivative contracts to attempt to mitigate currency risk if deemed appropriate. At period end the Company has no forward contracts in place.
Market risk
The Company’s primary customer base is involved in the oil and gas sector in Western Canada and as such the Company’s revenues are exposed to fluctuations in prices for natural gas, crude oil and natural gas liquids. Commodity prices are affected by many factors including supply, demand and the Canadian and U.S. dollar exchange rate.
Insurance
The Company purchases discretionary insurance to cover property damage, business interruption and liability risk of loss exposure.
11.    Related parties
The Company rents property from Nurco Holdings Ltd. which is owned by James Nurcombe (Company’s Founder and Chairman). These transactions were made in the normal course of business and have been recorded at the exchange amounts. The amount paid for rent was $360,473 for the period ended September 30, 2023 and $480,630 for the year ended December 31, 2022.
Amounts due to Variperm Energy Services Inc., a shareholder of the Company, are non-interest bearing with no fixed terms of repayment.

12.    Reconciliation to United States generally accepted accounting principles
These consolidated financial statements for nine-month periods ended September 30, 2023 and 2022 have been prepared in accordance with ASPE which differs in certain respects from generally accepted accounting principles in the United States (“U.S. GAAP”). These consolidated financial statements are reported in Canadian dollars and the effects of price level changes and foreign currency translations are not considered in this reconciliation.

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
The following is a summary of material adjustments to net earnings for the periods ended September 30, 2023 and 2022 and shareholders’ equity as of September 30, 2023 and December 31, 2022, necessary to reconcile those to net earnings and shareholders’ equity determined in accordance with U.S. GAAP.
Reconciliation of net earnings under ASPE to U.S. GAAP
Reconciliation of shareholders’ equity under ASPE to U.S. GAAP
Operating leases
In these consolidated financial statements, lease rentals related to operating leases were recognized in net earnings over the lease term on a straight-line basis. No assets or liabilities were recognized on the balance sheet.
Under U.S. GAAP, assets and liabilities are recognized on the balance sheet for the rights and obligations created by operating leases and the operating lease expense is recognized on a straight-line basis over the term of the lease.

Variperm Holdings Ltd.
Notes to the consolidated financial statements
September 30, 2023 and 2022

(Unaudited)
12.    Reconciliation to United States generally accepted accounting principles (continued)
Consolidated statements of cash flows
In respect of the adjustments above, the differences between cash flows reported in the consolidated statements of cash flows in accordance with ASPE versus that under U.S. GAAP is a reduction of operating cash flows and an increase in financing cash flows in the amount of $93,940 for the nine-month period ended September 30, 2023, and $132,847 for the nine-month period ended September 30, 2022.
Aside from the above, there are no material differences between cash flows reported in the consolidated statements of cash flows under ASPE and the consolidated statements of cash flows prepared in accordance with U.S. GAAP.
13.    Subsequent events
On November 1, 2023 a purchase agreement was entered into to sell all the shares of the Company to a company whose shares are traded on the New York Stock Exchange. The transaction closed on January 4, 2024.
Subsequent to September 30, 2023, the directors of the Company approved a distribution of $26,000,000, consisting of $9,465,641 of return of capital and $16,534,359 of dividends to shareholders.